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                                                                    EXHIBIT 99-b

            STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


         I, S. Carl Soderstrom, Jr., Senior Vice President and Chief Financial Officer of ArvinMeritor, Inc., state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of ArvinMeritor, Inc., and except as corrected or supplemented in a subsequent covered report:

               - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with ArvinMeritor, Inc.'s audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               - ArvinMeritor, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2001;

               - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ArvinMeritor, Inc. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

               -  any amendments to any of the foregoing.



/s/ S. Carl Soderstrom, Jr.             Subscribed and sworn to before me this
---------------------------             5th day of August 2002.
S. Carl Soderstrom, Jr.

August 5, 2002                          /s/ Debra M. Milostan
                                        ------------------------
                                        Notary Public

                                        Debra M. Milostan
                                        Notary Public, Macomb County, MI
                                        My Commission Expires Sept. 23, 2002